UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2009

ARGENTEX MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-49995

(Commission File Number)

71-0867623

(IRS Employer Identification No.)

1112 West Pender Street, Suite 602, Vancouver, BC V6E 2S1

(Address of principal executive offices and Zip Code)

604.568.2496

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On October 2, 2009, one of our consultants exercised 50,000 options to purchase common shares at an exercise price of $0.25 and 25,000 options to purchase common shares at an exercise price of $0.62 and, accordingly, we issued 75,000 common shares to our consultant for gross proceeds of $28,000. Our consultant is not a U.S. person (as that term is defined in Regulation S promulgated under the Securities Act of 1933) and this transaction took place outside of the United States and, in issuing these shares, we relied on Regulation S and/or Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGENTEX MINING CORPORATION

/s/ Ken Hicks

By: Kenneth Hicks, President

Date: October 2, 2009

CW2913890.1